UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 30, 2017
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FENIX PARTS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-37382	46-4421625
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

One Westbrook Corporate Center, Suite 920
Westchester, Illinois 60154
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(708) 407-7200

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On May 30, 2017, the Nasdaq Hearings Panel (the "Panel") issued a decision granting the Company's extension request for the continued listing of its common stock on The Nasdaq Stock Market ("Nasdaq").

As previously reported, the Panel had issued a decision on April 4, 2017, granting the Company's request for the continued listing of its common stock on Nasdaq subject to, among other things, the Company's filing with the Securities and Exchange Commission (the "SEC") (1) its Annual Report on Form 10-K for the year ended December 31, 2016 by May 26, 2017 (the "2016 Form 10-K") and (2) its Quarterly Report on Form 10-Q for the period ended March 31, 2017 by June 30, 2017 (the "Q-1 Quarterly Report").

Pursuant to the Panel's May 30, 2017 decision, the Company's continued listing on Nasdaq is now subject to the Company's filing with the SEC (1) the 2016 Form 10-K by June 9, 2017 and (2) the Q-1 Quarterly Report by July 14, 2017. In addition, the Company is required to file its Form 10-Q for the period ended June 30, 2017 by August 14, 2017. The Panel’s decision advised that August 14, 2017 represents the full extent of the Panel’s discretion to grant continued listing while the Company is non-compliant with Nasdaq Listing Rule 5250(c)(1), and the Company must demonstrate compliance by that date in order to avoid a final delisting determination.

The Company is also required to provide prompt notification of any significant events that occur during the exception period which call into question the Company's historical financial information or ability to maintain compliance with any Nasdaq listing requirement or exception deadline. The Panel reserved the right to reconsider the terms of the exception. Furthermore, the Nasdaq Listing and Hearing Review Council has the right to review the Panel's decision within 45 days after its issuance.

On May 31, 2017, the Company issued a press release announcing the decision of the Panel, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description

99.1	Press release dated March 31, 2017.
Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2017
Fenix Parts, Inc.
	By:	/s/ Kent Robertson
	Name:	Kent Robertson
	Title:	President and Chief Executive Officer